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                                                                    Exhibit 2(b)



                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                               US DIAGNOSTIC INC.,

                            AH IMAGING CENTER, INC.,

                          FREMONT IMAGING CENTER, INC.,

                             MEDITEK-BROWARD, INC.,

                        MEDITEK PALM BEACH GARDENS, INC.

                               MICA CAL III, INC.,

                                MICA CAL IV INC.,

                          MODESTO IMAGING CENTER, INC.,

                       ORANGE PARK DIAGNOSTIC CENTER INC.,

                             SALISBURY IMAGING INC.,

                  SAN FRANCISCO MAGNETIC RESONANCE CENTER INC.,

                        WESTLAKE DIAGNOSTIC CENTER, INC.,

                     COMPREHENSIVE DIAGNOSTIC IMAGING, INC.

                                       AND

                       COMPREHENSIVE MEDICAL IMAGING, INC.

                              DATED AUGUST 31, 2000


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                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

         This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (the "First Amendment") is dated this 31st day of August, 2000 by and among COMPREHENSIVE DIAGNOSTIC IMAGING, INC., a Delaware corporation (the "Purchaser"), COMPREHENSIVE MEDICAL IMAGING, INC., a Delaware corporation ("CMI"), US DIAGNOSTIC INC., a Delaware corporation ("USD"), and each seller named on EXHIBIT A attached to the Agreement as defined below (each a "Seller" and collectively, the "Sellers").

                                    RECITALS

         WHEREAS, CMI, Purchaser, USD, and Sellers entered into an Asset Purchase Agreement ("Agreement") dated July 25, 2000 for the purchase of substantially all of the assets of the imaging centers listed on Exhibit A to the Agreement; and

         WHEREAS, in connection with the consummation of the transactions relating to the imaging centers located in the state of Florida as contemplated by the Agreement (the "Florida Centers"), the parties desire to amend the Agreement as set forth in this First Amendment;

         NOW, THEREFORE, the parties hereto hereby agree that the Agreement be amended as follows:

                                    AMENDMENT

         1. The schedules relating to the Florida Centers attached to the Agreement and referenced therein are hereby amended and restated in their entirety by the schedules attached to this First Amendment.

         2. Section 2.2(a) is hereby amended and restated in its entirety to read as follows:

                  "cash and cash equivalents held by each Seller, including without limitation, bank accounts, certificates of deposit, treasury bills, securities, money market accounts, mutual funds and repurchase agreements, prepaid expenses and security deposits, except for that certain security deposit paid by USD pursuant to that certain Executive Suite License Agreement dated January 29, 1997 (the "Security Deposit");"

         3. Section 3.1(a) is hereby amended to add the clause "plus the Security Deposit" at the end of the first sentence thereof.

         4. Section 10.3 which shall read as follows is hereby added:

                  "10.3 TAXES BASED ON SALE OF ASSETS. Each Seller shall be responsible for all taxes arising out of the sale of the Assets (as defined in the Agreement)."

         5. Section 3.1(b)(xiii) is hereby amended and restated in its entirety to read as follows:





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                  "any liability which does not relate in any way to the
ownership, management or operation of the Businesses, including, but not limited to, liabilities relating to First Coast Imaging Center."

         6. Section 3.1(e) which shall read as follows is hereby added:

                  "3.1(e) POST-CLOSING RECONCILIATION. As soon as reasonably practicable after the date hereof, but no later than September 15, 2000, the parties will use their good faith efforts to confirm the amount of the Paid Time Off Credit and the Assumed Debt balances set forth on Schedule 3.1(a)."

         7. Sections 7.6 and 8.8 and subsections 9.1(k) and 9.2(e) are hereby deleted in their entirety and replaced with the word "RESERVED".

         8. All other provisions of the Agreement shall remain in full force and effect.

            [The remainder of this page is intentionally left blank.
                          The signature page follows.]






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         IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment, all as of the day and year first above written.

                                PURCHASER:

                                COMPREHENSIVE DIAGNOSTIC IMAGING,
                                INC.


                                By: /s/ David L. Ward
                                    --------------------------------------------
                                    David L. Ward
                                    President and Chief Executive Officer



                                By: /s/ Rochelle J. Martel
                                    --------------------------------------------
                                    Rochelle J. Martel
                                    Chief Financial Officer

                                COMPREHENSIVE MEDICAL IMAGING, INC.



                                By: /s/ David L. Ward
                                    --------------------------------------------
                                    David L. Ward
                                    President and Chief Executive Officer



                                By: /s/ Rochelle J. Martel
                                    --------------------------------------------
                                    Rochelle J. Martel
                                    Chief Financial Officer

                                USD:

                                U S DIAGNOSTIC INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



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                                SELLERS:

                                AH IMAGING CENTER, INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                FREMONT IMAGING CENTER, INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MEDITEK-BROWARD, INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer





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                                MEDITEK PALM BEACH GARDENS, INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MICA CAL III, INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MICA CAL IV INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                MODESTO IMAGING CENTER, INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer





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                                ORANGE PARK DIAGNOSTIC CENTER INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                SALISBURY IMAGING INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer



                                SAN FRANCISCO MAGNETIC RESONANCE
                                CENTER INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer






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                                WESTLAKE DIAGNOSTIC CENTER, INC.



                                By: /s/ Paul Andrew Shaw
                                    --------------------------------------------
                                    Paul Andrew Shaw
                                    Vice President and Chief Financial Officer



                                By: /s/ Leon Maraist
                                    --------------------------------------------
                                    Leon Maraist
                                    Chief Operating Officer







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